UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): October 17, 2003

                        UNITED SECURITY BANCSHARES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

        Delaware                     0-14549                    63-0843362
(State of Incorporation)    (Commission File Number)          (IRS Employer
                                                          Identification Number)

         131 West Front Street, P.O. Box 249, Thomasville, Alabama 36784
          (Address of principal executive offices, including zip code)

                                 (334) 636-5424
              (Registrant's telephone number, including area code)

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Item 7. Financial Statements and Exhibits.

(c)   Exhibits.

      Exhibit Number           Exhibit
      --------------           -------
      99.1                     Press Release dated October 17, 2003

Item 9. Regulation FD Disclosure/Results of Operations and Financial Condition (Provided Pursuant to Item 12).

      On October 17, 2003, United Security Bancshares, Inc. issued a press release announcing financial results for the quarter ended September 30, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K and is furnished to, but not filed with, the Commission. This information is provided under Item 12 of Form 8-K.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      United Security Bancshares, Inc.

                                      By: /s/ Larry M. Sellers
                                         ---------------------------------------
                                         Larry M. Sellers
                                         Vice President, Secretary and Treasurer

Dated: October 17, 2003

INDEX TO EXHIBITS

Exhibit Number                       Exhibit
--------------                       -------
99.1                                 Press Release dated October 17, 2003*

*This exhibit is furnished to, but not filed with, the Commission by inclusion herein.